Exhibit 99.1

ENERGY VAULT, ATLAS RENEWABLE AND CHINA TIANYING ANNOUNCE $100

MILLION TRANSACTION WITH FURTHER UPSIZED PIPE, LICENSING AND ROYALTY

AGREEMENT, AND INITIAL 100MWh PROJECT TO DRIVE DECARBONIZATION IN

CHINA

First gravity-based storage agreement between a U.S. and Chinese company to support China’s stated goals of Carbon Peak by 2030 and Carbon Neutrality by 2060

$50 million new investment subscription at $10 per share upsizes previously announced and already upsized PIPE from $150 million to $200 million in conjunction with Energy Vault’s agreement to become a publicly-traded company through business combination with Novus Capital Corporation II

$50 million in technology licensing to be recognized in 2022 as part of a multi-year License and Royalty agreement signed with Atlas Renewable LLC toward future multi-GWh deployments of Energy Vault’s innovative EVx platform; first 100MWh EVx project to begin in 2022 at a pre-selected site in Rudong, Jiangsu Province, outside of Shanghai

Energy Vault and China Tianying, a China Fortune 500 public company, to collaborate to maximize the beneficial re-use of waste and recycling materials within the Energy Vault eco-brick composites leveraging China Tianying’s local leadership in the treatment and re-use of waste

$200 million upsized PIPE, combined with the initial licensing agreement, more than fully funds business plan before Novus’s potential additional cash-in-trust funds; satisfies the remaining minimum cash condition for business combination and clears an important milestone for the closing of the business combination

LUGANO, Switzerland, WESTLAKE VILLAGE, Calif., HOUSTON, Texas & Beijing, China – February 1, 2022 - Energy Vault, Inc. (“Energy Vault”), the company developing sustainable, grid-scale energy storage solutions, today announced a License and Royalty agreement for renewable energy storage with Atlas Renewable LLC (“Atlas Renewable”) and their majority investor China Tianying Inc. (CNTY) (CN: 000035), an international environmental management and waste remediation corporation engaged in smart urban environmental services, resource recycling and recovery, and zero-carbon clean energy technologies. The agreement supports the deployment of Energy Vault’s proprietary gravity energy storage technology and energy management software platform within mainland China and the Special Administrative Regions (SAR) of Hong Kong and Macau. In addition, Atlas Renewable is making a $50 million investment to upsize the current private placement investment (“PIPE”) from $150 million to $200 million, and paying an additional $50 million in 2022 licensing fees for use and deployment of Energy Vault’s gravity energy storage technology.

China has one overarching State mandated environmental policy: Carbon Peak in 2030 and Carbon Neutrality in 2060 commonly referred to as “30-60.” This policy drives modern China and results from commitments made by the Chinese leadership: 30-60 is an industrial, environmental, energy, social and political policy rolled into one. China will reduce waste, promote renewables and next generation fuels like hydrogen and reform its electricity grid while increasing wind and solar capacity to 1200 gigawatts by 2030 – all to cut off increased carbon emissions growth. The much harder part is Carbon Neutrality 2060: a state of net-zero carbon dioxide emissions. This phase calls for the reduction of carbon emissions on a societal basis by 2060, essentially phasing out a carbon-based economic model for a non-carbon-based economy. Deployment of economical and sustainable grid-scale energy storage technology is a critical component to accelerating the growth of renewable energy in China and advancing China’s decarbonization goals.

Atlas Renewable Signs Licensing and Royalty Agreement for Mainland China and the Special Administrative Regions of Hong Kong and Macau

Energy Vault and Atlas Renewable have signed a $50 million licensing agreement for the use of Energy Vault’s proprietary gravity-based energy storage technology in China. The agreement includes terms governing volume-based deployment royalties and covers maintenance, monitoring and the beneficial re-use of waste materials within Energy Vault’s composite blocks. The payments of the $50 million licensing fees are scheduled to be made in 2022.

The agreement represents the first gravity-based storage partnership between a U.S. and Chinese company for the deployment of the technology in China. The licensing agreement, which also marks a first of its kind for Energy Vault, is for the use of its EVx™ and EVRC™ product platforms. The companies expect to start construction of the first 100MWh system in Q2 2022 at the selected site in Rudong, Jiangsu Province located outside of Shanghai. The companies will also assess the reuse of available waste materials such as coal combustion residuals, mine tailings, waste fiberglass and concrete debris as a beneficial re-use within the “mobile masses” used in the construction of the gravity energy storage systems. The licensing agreement is separate and additional to Atlas Renewable LLC’s $50 million PIPE investment.

“We are excited to partner with Energy Vault to establish the first commercial licensing agreement of the company’s innovative gravity storage technology platform, which we look forward to deploying in China, the world’s largest market for renewable energy development,” said Neil Bush Chairman of Atlas Renewable LLC. “We see broad applications for implementing Energy Vault’s unique gravity energy storage and power generation system. Energy Vault’s novel solution lifts large mobile masses into position using excess power from solar, wind, or other power generation facilities and generates electricity by lowering blocks using natural gravitational forces when it is needed most.”

Eric Fang, Chief Executive Officer of Atlas Renewable, noted further, “EV’s technology removes a key obstacle to full utilization of energy produced globally from green energy sources. Following China’s commitment to achieving Carbon Peak in 2030 and Carbon Neutrality in 2060 : Renewable Energy Storage is and will be the answer.”

Chairman of CNTY, Mr. Yan Shengjun, stated, “As China’s new green energy industry is booming, the introduction of world class innovative energy storage technology this year will be showcased in China by Energy Vault. This effort is of great importance to the nation and to supporting China’s stated goals of Carbon Peak by 2030 and Carbon Neutrality by 2060. We believe we can help accelerate China’s decarbonization timeline, and CNTY is privileged to undertake this strategic key to energy transformation as Energy Vault’s partner in China.”

“This key element of storage,” Chairman Yan said, “will allow renewable energy to play an increasing role in providing the people and China, as a whole, with a solution to capturing energy which would otherwise be lost and that non-carbon solution is based upon the natural force of gravity. We have a core strategic synergy with Energy Vault in the sustainable way they have designed their system to take advantage of waste materials for recycling to avoid landfilling these materials, and this will be a strong advantage of our cooperation.”

EIPC Expert Chairman, Former State Counsellor Mr. Shi Dinghuan reflected on the Energy Vault relationship with Atlas Renewable: “This is a bright example of Sino-U.S. cooperation on gravity energy storage technology, which is one of the only proven and sustainable technologies for utility scale energy storage, and an important achievement in implementing the Sino-U.S. government's Glasgow Joint Declaration on Strengthening Climate Action in the 2020s: it represents a strong cooperation in the field of technological innovation on a cross-border basis. We thank all parties for their efforts in this regard, and look forward to the early success of the demonstration projects of the cooperation between the two parties, making important contributions to the response to climate change between China, the United States and the world.”

“Our agreement with Atlas Renewable and broader relationship with China Tianying marks a significant new milestone representing the company’s first licensing agreement and also the expansion of our global footprint into what will become the largest renewable energy storage growth market in the world over the next 10 years,” said Robert Piconi, CEO and Co-Founder, Energy Vault. “While entering the China market was not originally a part of our five-year business plan, the global imperative to arrest the growth of GHG’s in a country which releases the highest amount of CO2 emissions in the world by a factor of two required our action and priority. The incremental investments and licensing fees of $100 million this year create tremendous financial flexibility for Energy Vault to execute our plans across the globe to progress our mission of decarbonizing the planet. I applaud the leadership of Atlas Renewable and Chairman Yan of China Tianying in moving with speed and agility to forge a partnership with Energy Vault that seeks to minimize the current planned growth of GHG’s through 2030 in China while accelerating China’s broader transition to full net carbon neutrality.”

Mr. Piconi concluded, “Much like the global COVID pandemic, the climate change crisis knows no borders and compels us to set aside our political biases and unite as a global community to solve this problem. What we are announcing today represents a first step toward this goal and was achieved through the leadership, courage, fortitude, and humility of all those involved. Energy Vault is privileged to be a part of this group and will act swiftly to deliver on our commitments.”

New Investment from Atlas Renewable LLC Upsizes Novus Capital Corporation II PIPE to $200 Million

In conjunction with its previously announced business combination with Novus Capital Corporation II (NYSE: NXU), Energy Vault announced this private placement investment. In addition to the strategic partnership and licensing agreement announced today, Atlas Renewable has executed a subscription agreement committing a $50 million investment to Novus’s PIPE.

The new commitment announced today brings proceeds from the PIPE transaction to $200 million, and follows the previously announced $50 million upsize investment form Korea Zinc. These proceeds, combined with up to $288 million in Novus’s cash trust account, will be used to fund Energy Vault’s operations and support new and existing growth initiatives. Additionally, as a result of this increased PIPE investment, the minimum cash condition for the business combination has been satisfied, clearing an important milestone for the closing of the business combination.

Atlas Renewable LLC joins several other leading investors committed to participate in the Business Combination by investing in the PIPE. The PIPE is anchored by strategic and institutional investors, including funds and accounts managed by Adage Capital Partners LP, Pickering Energy Partners, Sailingstone Capital Energy Transition Strategy Fund, SoftBank Investment Advisers, CEMEX Ventures (NYSE: CX), Korea Zinc, and other investors. Affiliates and associates of Novus Capital also participated in the PIPE investment. This follows the recent Series C funding round previously announced on August 28, 2021 which closed at $107.5 million and included strategic investments from Saudi Aramco Energy Ventures, BHP Ventures, +Volta Energy Technologies and Softbank Vision Fund, among others.

Completion of Energy Vault’s Business Combination with Novus II Capital Corporation is expected in the first quarter of 2022 and is subject to approval by Novus’ stockholders, the Registration Statement on Form S-4 relating to such business combination (the “Registration Statement”) being declared effective by the SEC, and other customary closing conditions.

Demand for clean energy is growing globally and exponentially, with renewables expected to become 90% of total energy generation by 2050. To support this transition, grid-scale energy storage capacity would need to increase tenfold in the next ten years, with over $270 billion of investment expected over that timeframe. Current storage solutions are insufficient; pumped pumped hydroelectric energy storage (pumped hydro) – which is currently 90% of the market – and chemical batteries, both face significant issues with scalability, economics and environmental risks. Energy Vault has designed a cost-efficient, reliable and environmentally sustainable system that outperforms alternatives and is best-placed to fulfill this unmet market demand.

Energy Vault’s gravity-based, long duration storage technology is aimed at transforming the way electricity is stored and distributed, making it possible – for the first time – for renewable energy to be dispatchable and competitive with fossil fuels all day, every day. The company’s advanced gravity energy storage solutions are based on the proven physics and mechanical engineering fundamentals of pumped hydro, but replace water with custom-made, environmentally-friendly composite blocks which do not lose storage capacity or degrade over time. The blocks can be made from low-cost and locally sourced materials, including the excavated soil at customer construction sites. Importantly, waste materials that traditionally must be remediated at considerable cost, such as mine tailings, coal combustion residuals (coal ash), and fiberglass from decommissioned wind turbine blades, can also be used to make the blocks, creating a circular economy that is both more economical and sustainable.

The company’s EVx™ product platform is designed to be a highly scalable and modular architecture that can scale to multi-GW-hour storage capacity. EVx™ is the natural evolution that leverages all current performance attributes of Energy Vault’s proven technology including zero degradation in storage medium, high round-trip efficiency, long technical life, a sustainable supply chain, and composite bricks.

The Energy Vault Resiliency Center™ (EVRC™) is designed to be a highly scalable and modular system architecture that is built to scale to manage energy disruptive climate events such as wildfire or extreme weather. Using the EVx™ design as a building block, the EVRC™ can be built out in 10MWh increments that can scale to multi-GW-hour storage capacity.

About Energy Vault

Energy Vault develops sustainable energy storage solutions designed to transform the world’s approach to utility-scale energy storage for grid resiliency.  The company’s proprietary, gravity-based Energy Storage Technology and the Energy Storage Management and Integration Platform are intended to help utilities, independent power producers and large industrial energy users significantly reduce their levelized cost of energy while maintaining power reliability.  Utilizing eco-friendly materials with the ability to integrate waste materials for beneficial re-use, Energy Vault is facilitating the shift to a circular economy while accelerating the clean energy transition for its customers.

Energy Vault previously announced an agreement for a business combination with Novus Capital Corporation II (NYSE: NXU), which is expected to result in Energy Vault becoming a public company listed on the New York Stock Exchange. The Special Meeting to approve the pending Business Combination, among other items, is scheduled to be held on February 10, 2022 at 10:00 a.m. Eastern Time. (the "Special Meeting"). The Special Meeting will be conducted virtually, and can be accessed via live webcast at https://www.cstproxy.com/novuscapitalcorpii/2022. If the proposals at the Special Meeting are approved, the parties anticipate that the Business Combination will close and trading of the combined entity's stock and warrants will continue to be listed on the NYSE under the new ticker symbols "NRGV" and "NRGV WS", respectively, shortly thereafter, subject to the satisfaction or waiver, as applicable, of all other closing conditions.

About China (CNTY) Tianying Inc., Nantong City, Jiangsu Province

China Tianying Inc. (CNTY) is the largest environmental services firm in China. A listed international company, CNTY is engaged in smart urban environmental services, resource recycling and recovery, and zero-carbon clean energy technologies (stock code: 000035).  The company’s business expands from smart urban environmental services, waste-to-energy (WtE) power generation, renewable energy power generation, regional energy centers, hydrogen energy centers, and investment, construction, and operation of circular economy industrial parks, to reduction, recycling, and harmless treatment of catering waste, hazardous waste, construction and demolition waste. CNTY also researches, develops, and manufactures environmental protection equipment and energy storage systems. CNTY has established a whole-industry-chain business coverage from cleaning services, to waste collection, transfer, and end treatment.

 Driven by innovation and backed by top-notch equipment manufacturing and R&D capabilities, CNTY strives to lead renewable energy upgrades and business model transformation through informatization, automatization, and industrialization solutions. These solutions include plasma technology, automated sorting systems, intelligent integrated urban service cloud platforms, zero-carbon energy network centers, and smart IoT centers, contributing to the realization of China’s carbon peak and neutrality goals.

About Sky Tower Energy Co., Beijing, China

Sky Tower Energy is a platform company dedicated to the coordinated development of energy policy, industry, technology and capital, integrating the development, construction and operation of "wind-solar hydrogen storage" projects within China. Sky Tower is built on a 20 year history of working to advance climate change understanding and low carbon resiliency. Sky Tower is EIPC most important strategic partner and a key member of the Energy Investment Professional Committee (EIPC) a trade association of significant companies with varied interests across the energy production and delivery spectrum but all dedicated to low carbon sustainable development.

About Atlas Renewable LLC, Houston, Texas

Atlas Renewable LLC is structured as an integral part of the project development and execution process led by CNTY in China. Atlas Renewable LLC serves as an American facilitation bridge between Chinese institutions, investors and regulatory entities and Energy Vault to identify projects, help pre-qualify and oversee financing efforts through the available mechanisms supported by Chinese Local, Provincial and National policies. Atlas Renewable LLC can evaluate situations quickly for Energy Vault, help to solve problems and give context to the new world of getting things done in China efficiently and effectively. Atlas Renewable LLC principals each have decades of experience and relationships in China with people at all levels.

About NCSD - National Center for Sustainable Development, Washington, DC

NCSD is a national 501 c 3 nonprofit corporation established in 2001 and dedicated to building sustainable prosperity within the context of low carbon economic development. NCSD was founded 20 years ago and pursues its NGO mandate and mission by aiding in the creation of demonstration projects where appropriate technologies can “demonstrate” new solutions to persistent problems in the energy and environmental sectors. Much of the work of NCSD has been related to the Founder’s 35 years of experience in China and other developing countries with policies and programs related to Climate Change and Sustainability.

About Novus Capital Corporation II

Novus raised approximately $287.5 million in its February 2021 IPO and its securities are listed on the NYSE under the ticker symbols “NYSE: NXU, NXU.U, NXU WS.” Novus is a special purpose acquisition company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Novus Capital is led by Robert J. Laikin, Jeff Foster, Hersch Klaff, Larry Paulson, Heather Goodman, Ron Sznaider and Vince Donargo, who have significant hands-on experience helping high-tech companies optimize their existing and new growth initiatives by exploiting insights from rich data assets and intellectual property that already exist within most high-tech companies.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “designed,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, sufficiency of cash, and sources of cash, projections of market opportunity, expectations and timing related to the rollout of Energy Vault’s business and timing of deployments, including with respect to EVS and its anticipated benefits and capacities, the proposed features and designs of the EVx and the Energy Vault Resiliency Center (EVRC) platforms, the availability of low-cost and locally sourced materials to produce “mobile masses,” customer growth and other business milestones, potential benefits of the proposed business combination and PIPE investment (the “Proposed Transactions”), and expectations related to the timing of the Proposed Transactions.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Energy Vault’s and Novus’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Energy Vault and Novus.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of Novus or Energy Vault is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; risks relating to the uncertainty of the projected financial information with respect to Energy Vault; risks related to the rollout of Energy Vault’s business and the timing of expected business milestones, including the project announced in this press release; risks related to negotiating and executing a funding agreement with ARL; risks related to the inability or unwillingness of Energy Vault’s customers to perform under sales agreements; risks related to Energy Vault’s the performance and availability of EVS; demand for renewable energy; ability to commercialize and sell its solution; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive technologies; ability to obtain sufficient supply of materials; unanticipated costs; the impact of Covid-19; global economic conditions; ability to meet installation schedules; construction and permitting delays and related increases in costs; the effects of competition on Energy Vault’s future business; the amount of redemption requests made by Novus’ public shareholders; and those factors discussed in the Registration Statement and in Novus’ Registration Statement on Form S-4 relating to the business combination under the caption “Risk Factors”, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of Novus filed, or to be filed, with the SEC.

Important Information About the Proposed Business Combination and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Novus and Energy Vault. Novus has filed a registration statement on Form S-4 with the SEC, a definitive proxy statement/prospectus of Novus, and certain related documents, to be used at the meeting of stockholders to approve the proposed business combination and related matters. Investors and security holders of Novus are urged to read the definitive proxy statement/prospectus, as well as any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety because they contain important information about Energy Vault, Novus and the business combination. The definitive proxy statement has been mailed to stockholders of Novus as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement, the definitive proxy statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Novus and its directors and executive officers may be deemed participants in the solicitation of proxies of Novus’ shareholders in connection with the proposed business combination. Energy Vault and its executive officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Novus’ executive officers and directors in the solicitation by reading Novus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Quarterly Report on Form 10-Q for the nine months ended September30, 2021 and the definitive proxy statement/prospectus and other relevant documents and other materials filed with the SEC in connection with the business combination when they become available. As they become available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Contacts

Investors

energyvaultIR@icrinc.com

Media

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